                                                       Exhibit 99.1

                       Form 4 Joint Filer Information

Name:                                  Kennedy Lewis Management LP

Address:                               111 West 33rd Street, Suite 1910
                                       New York, NY 10120

Date of Event Requiring Statement:     05/25/2022

Name:                                  Kennedy Lewis Capital Partners Master
                                       Fund II LP

Address:                               111 West 33rd Street, Suite 1910
                                       New York, NY 10120

Date of Event Requiring Statement:     05/25/2022

Name:                                  Kennedy Lewis GP II LLC

Address:                               111 West 33rd Street, Suite 1910
                                       New York, NY 10120

Date of Event Requiring Statement:     05/25/2022

Name:                                  Kennedy Lewis Investment Holdings II LLC

Address:                               111 West 33rd Street, Suite 1910
                                       New York, NY 10120

Date of Event Requiring Statement:     05/25/2022

Name:                                  Kennedy Lewis Capital Partners Master
                                       Fund III LP

Address:                               111 West 33rd Street, Suite 1910
                                       New York, NY 10120

Date of Event Requiring Statement:     05/25/2022

Name:                                  Kennedy Lewis GP III LLC

Address:                               111 West 33rd Street, Suite 1910
                                       New York, NY 10120

Date of Event Requiring Statement:     05/25/2022

Name:                                  KLM GP LLC

Address:                               111 West 33rd Street, Suite 1910
                                       New York, NY 10120

Date of Event Requiring Statement:     05/25/2022

Name:                                  Kennedy Lewis Investment Management LLC

Address:                               111 West 33rd Street, Suite 1910
                                       New York, NY 10120

Date of Event Requiring Statement:     05/25/2022

Name:                                  Darren Richman

Address:                               111 West 33rd Street, Suite 1910
                                       New York, NY 10120

Date of Event Requiring Statement:     05/25/2022

Name:                                  David Chene

Address:                               111 West 33rd Street, Suite 1910
                                       New York, NY 10120

Date of Event Requiring Statement:     05/25/2022